Exhibit 10.19

In re	CROCHET & BOREL SERVICES, INC.	Case No.	08-10290 (BLS)
	Debtor	Reporting Period:	July 1 through July 31

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Recievable Reconciliation	Amount
Total Accounts Recievable at the beginning of the reporting period	28,495,893
Plus: Amounts billed during the period	-
Less: Amounts collected during the period	250
Total Accounts Receivable at the end of the reporting period	28,495,643

Accounts Recievable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old					-
31 - 60 days old					-
61 - 90 days old					-
91+ days old				28,495,643	28,495,643
Total Accounts Receivable	-	-	-	28,495,643	28,495,643

Less: Bad Debts (Amount considered uncollectible)				(12,311,618)	(12,311,618)

Net Accounts Receivable		-	-	16,184,025	16,184,025

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Taxes Payable
Total Accounts Payable		1,209	968	864	3,041